                                                                    EXHIBIT 99.2


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13D
                               (AMENDMENT NO. __)*

                    Under the Securities Exchange Act of 1934


                      SAFETY COMPONENTS INTERNATIONAL, INC.
                      -------------------------------------
                                (Name of Issuer)

                                  COMMON STOCK
                                  ------------
                           (Title of Class Securities)

                                    786474205
                                    ---------
                                 (CUSIP Number)

                                 LEONARD DISALVO
                        VICE PRESIDENT -- FINANCE AND CFO
                               ZAPATA CORPORATION
                         100 MERIDIAN CENTRE, SUITE 350
                            ROCHESTER, NEW YORK 14618
                               TEL. (585) 242-2000

                                   COPIES TO:
                              GORDON E. FORTH, ESQ.
                             WOODS OVIATT GILMAN LLP
                             700 CROSSROADS BUILDING
                                TWO STATE STREET
                            ROCHESTER, NEW YORK 14614
                               TEL. (585) 987-2800


                      -------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to receive Notices and Communications)


                               SEPTEMBER 18, 2003
                      -------------------------------------
             (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box / /.

Note. Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

      The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act. (However, see the Notes).

--------------------------------------------------------------------------------
(1)      NAME OF REPORTING PERSON
         S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Zapata Corporation
         74-1339132

--------------------------------------------------------------------------------
(2)      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (See
         Instructions)

                                             (a)  / /
                                             (b)  / /

--------------------------------------------------------------------------------
(3)      SEC USE ONLY


--------------------------------------------------------------------------------
(4)      SOURCE OF FUNDS

         WC

--------------------------------------------------------------------------------
(5)      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
         REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)                         / /

--------------------------------------------------------------------------------
(6)      CITIZENSHIP OR PLACE OF ORGANIZATION

         Nevada

--------------------------------------------------------------------------------
                          (7)   SOLE VOTING POWER

                                2,663,905 shares
                                ------------------------------------------------

NUMBER OF SHARES          (8)   SHARED VOTING POWER
BENEFICIALLY OWNED BY
EACH REPORTING PERSON           0
WITH                            ------------------------------------------------
                          (9)   SOLE DISPOSITIVE POWER

                                2,663,905 shares
                                ------------------------------------------------

                         (10)   SHARED DISPOSITIVE POWER

                                0
--------------------------------------------------------------------------------
(11)     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH
         REPORTING PERSON

         2,663,905 shares
--------------------------------------------------------------------------------
(12)     CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
         CERTAIN SHARES

         (See Instructions)                                              / /

--------------------------------------------------------------------------------

(13)     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
         53.7%

--------------------------------------------------------------------------------
(14)     TYPE OF REPORTING PERSON (See Instructions)
         CO

ITEM 1. SECURITY AND ISSUER.

      This Schedule relates to shares of the Common Stock, par value $.01 per share ("Common Stock") of Safety Components International, Inc. (the "Issuer"). The Issuer's principal executive office is located at 41 Stevens Street, Greenville, South Carolina 29605.

ITEM 2. IDENTITY AND BACKGROUND.

      This statement is submitted by Zapata Corporation ("Zapata"), a corporation organized under the laws of the State of Nevada. Zapata is a holding company which currently has one principal operating company, Omega Protein Corporation (NYSE: "OME"), in which it has a 60% ownership interest. Omega Protein is the nation's largest marine protein company. In addition, Zapata owns 98% of its subsidiary, Zap.Com Corporation (OTCBB: "ZPCM"), which is a public shell corporation. Zapata's principal business and office address is 100 Meridian Centre, Suite 350, Rochester, New York 14618.

      Zapata has not, during the last five years, been convicted in a criminal proceeding and has not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which it is or was subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

      Information as to the identity and background of the directors, executive officers and controlling person of Zapata is set forth in Appendix A attached hereto, which is incorporated herein by reference. All of the individuals indicated in Appendix A are U.S. citizens and each such person disclaims beneficial ownership of the Common Stock beneficially owned by Zapata.

      Neither Zapata nor, to the best knowledge of Zapata, the individuals listed in Appendix A, have, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and have not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which it is or was subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

ITEM 3. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

      As of September 23, 2003, Zapata had invested $30.9 million (inclusive of brokerage commissions) in shares of Common Stock. The source of these funds is Zapata's working capital.

ITEM 4. PURPOSE OF THE TRANSACTION

      Zapata purchased shares of Common Stock to establish a significant equity interest in the Issuer. Depending upon overall market conditions, other investment opportunities, the availability of Common Stock at desirable prices, the Issuer's financial condition, business prospects and other developments concerning the Issuer or Zapata, Zapata may endeavor to increase its position in the Issuer through, among other things, the purchase of Common Stock in open market or private transactions or to dispose of its Common Stock, in all cases on such terms and at such times as Zapata deems advisable.

      Zapata plans to contact the Issuer. Depending on Zapata's on-going evaluation of the Issuer as well as other factors which Zapata deems relevant, Zapata may discuss with the Issuer, among other matters, representation on the Issuer's board of directors and take such other actions as it deems appropriate, including, without limitation, communicating with other stockholders of the Issuer, presenting proposals for consideration or nominees for election as directors at a meeting of the Issuer's stockholders or offering to acquire the Issuer. Zapata reserves the right to change its intention with respect to any and all matters referred to in this Item 4. Except as set forth in this Item 4, the Issuer does not have any present plans or proposals which relate to or would result in any of the matters set forth in paragraphs (a) through (j) of Item 4 of Schedule 13D.

ITEM 5. INTEREST IN SECURITIES OF THE ISSUER

      (a) As of the date of this Schedule 13D, Zapata beneficially owns 2,663,905 shares of Common Stock. Based on information contained in the most recently available filing by the Issuer with the Securities and Exchange Commission, such shares constitute approximately 53.7% of the issued and outstanding shares of Common Stock. To the knowledge of Zapata, no shares of Common Stock are beneficially owned by any of the persons enumerated in Instruction C to Schedule 13D.

      (b) Zapata has the sole power to vote and sole power to dispose of 2,663,905 shares of Common Stock.

      (c) The following is a description of all transactions in the Common Stock within the last 60 days. Each transaction was a privately negotiated block purchase by Zapata.

     SETTLEMENT DATE
     OF TRANSACTION               NO. OF SHARES                  PRICE PER SHARE
     --------------               -------------                  ---------------

         9/23/03                      844,027                         $11.25
         9/23/03                       9,687                          $11.25
         9/23/03                     1,285,191                        $11.75
         9/23/03                      525,000                         $11.75


      (d) No person other than Zapata is known to have the right to receive, or the power to direct the receipt of dividends from, or proceeds from the sale of, such shares of the Common Stock.

      (e) Not Applicable.

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

      Each of the sellers of the shares of Common Stock have executed and delivered to Zapata irrevocable proxies to vote at the Issuer's 2003 annual meeting of stockholders the shares of Common Stock held by them or with respect to which they have the right to vote as of the record date for such annual meeting. Copies of the proxies are filed as exhibit 1 through 4 and are incorporated herein by reference.

ITEM 7. MATERIAL TO BE FILED AS EXHIBITS

1. Irrevocable Proxy dated September 26, 2003 executed by Putnam Investment Management, LLC in favor of Zapata

2. Irrevocable Proxy dated September 26, 2003 executed by Putnam Fiduciary Trust Company on behalf of Marsh & McLennan Companies, Inc. in favor of Zapata

3. Irrevocable Proxy dated September 26, 2003 executed by Wayland Investments Fund, LLC in favor of Zapata

4. Irrevocable Proxy dated September 26, 2003 executed by Jefferies & Company, Inc. in favor of Zapata

                                    Signature

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

      Dated: September 29, 2003

                                               ZAPATA CORPORATION

                                               By:         /s/ Leonard DiSalvo
                                                           ---------------------
                                               Name:       Leonard DiSalvo
                                               Title:      VP -- Finance and CFO

                                   APPENDIX A

                                                Position with Zapata and
Name and Residence or Business Address          Principal Occupation or Employment
--------------------------------------          ----------------------------------

Malcolm I. Glazer Family Limited Partnership,
a Nevada limited partnership                    Controlling Stockholder
270 Commerce Drive
Rochester, New York 14623

Malcolm I. Glazer                               Sole executive officer, director and shareholder of Malcolm I. Glazer, GP,
1482 South Ocean Boulevard                      Inc., sole general partner of the Malcolm I. Glazer Family Limited
Palm Beach, Florida  33480                      Partnership; Private Investor

Avram A. Glazer                                 Chairman of the Board, President and
100 Meridian Centre, Suite 350                  Chief Executive Officer
Rochester, New York  14618

Leonard DiSalvo                                 Vice President Finance - Chief
100 Meridian Centre, Suite 350                  Financial Officer
Rochester, New York  14618

Gordon E. Forth, Esq.                           Corporate Secretary, Partner - Woods Oviatt Gilman, LP.
700 Crossroads Building
2 State Street
Rochester, New York  14614

Robert V. Leffler, Jr.                          Director, Owner- The Leffler Agency
2607 N. Charles Street
Baltimore, Maryland  21218

Warren H. Gfeller                               Director, Principal in Clayton/Hamilton Equities, L.L.C., Stranger Valley
5428 Payne Court                                Company, L.L.C. and Tatgc Chemical and Manufacturing, Inc.
Shawnee, Kansas  66226

Bryan G. Glazer                                 Director, Employed by, and works on behalf of a number of entities owned and
One Buccaneer Place                             controlled by Malcolm I. Glazer, including The Tampa Bay Buccaneers, a
Tampa, Florida  33607                           National Football League franchise


                                                Position with Zapata and
Name and Residence or Business Address          Principal Occupation or Employment
--------------------------------------          ----------------------------------

Edward S. Glazer                                Director, Employed by, and works on behalf of a number of entities owned and
One Buccaneer Place                             controlled by Malcolm I. Glazer, including The Tampa Bay Buccaneers, a
Tampa, Florida  33607                           National Football League franchise

Darcie S. Glazer                                Director, Employed by, and works on behalf of, Malcolm I. Glazer and a number
4380 N. Bay Road                                of entities owned and controlled by Malcolm I. Glazer, including First Allied
Miami Beach, Florida  33140                     Corporation

John R. Halldow                                 Director, Director of Public Affairs for Rural Metro Medical Services
10 Line Street
Pittsford, New York  14534


                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

1                    Irrevocable Proxy dated September 26, 2003 executed by
                  Putnam Investment Management, LLC in favor of Zapata

2                    Irrevocable Proxy dated September 26, 2003 executed by
                  Putnam Fiduciary Trust Company on behalf of Marsh & McLennan Companies, Inc. in favor of Zapata

3                    Irrevocable Proxy dated September 26, 2003 executed by
                  Wayland Investments Fund, LLC in favor of Zapata

4                    Irrevocable Proxy dated September 26, 2003 executed by
                  Jefferies & Company, Inc. in favor of Zapata

                                                                       EXHIBIT 1

                                IRREVOCABLE PROXY

      The undersigned hereby constitutes and appoints Avram Glazer in his capacity as President and Chief Executive Officer of Zapata Corporation, a Nevada corporation ("ZAPATA"), or any other designee of Zapata (each a "PROXY HOLDER"), each as their attorney-in-fact and grants to each of them an irrevocable proxy, pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote at any annual or special meeting of stockholders of Safety Components International Corporation, a Delaware corporation ("SAFETY COMPONENTS"), or any adjournment or postponement thereof, or to execute and deliver written consents or otherwise act in such manner as each such attorney-in-fact and proxy shall, in his sole and absolute discretion, deem proper with respect to the number of shares of capital stock of Safety Components listed below, and any and all other shares or securities of Safety Components issued or issuable with respect thereto as fully, to the same extent and with the same effect, as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation, and severally grants to each such Proxy Holder full power of substitution and resubstitution. This proxy is irrevocable (to the fullest extent permitted by law), coupled with an interest, and is granted in consideration of Zapata's purchase of the shares with respect to which this proxy is granted. All prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares or securities is hereby revoked and no subsequent powers of attorney, proxies, consents or revocations may be given at any time by the undersigned with respect thereto (and if given, will not be deemed effective).

      By accepting this Irrevocable Proxy, Zapata hereby agrees to indemnify, defend and hold harmless the undersigned from any and all claims, actions or damages or losses related to or arising out of Zapata's exercise of its rights under this Irrevocable Proxy.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned has executed this proxy or caused its duly authorized representative to execute this proxy as of the date written below.

Dated this 26th day of September 2003.

                              PUTNAM INVESTMENT MANAGEMENT, LLC
                              ON BEHALF OF
                              Putnam High Yield Trust
                              Number of shares 395,677
                              ----------------
                              Putnam High Yield Advantage
                              Number of shares 170,877
                              ----------------
                              Putnam Asset Allocation: Conservative Portfolio Number of shares 1,873
                              ----------------
                              Putnam Variable Trust - Putnam VT Income Fund Number of shares 53,517
                              ----------------
                              Putnam High Yield Fixed Income Fund, LLC
                              Number of shares 1,111
                              ----------------
                              Putnam Asset Allocation: Growth Portfolio
                              Number of shares 6,366
                              ----------------
                              Putnam Master Income Trust
                              Number of shares 15,520
                              ----------------
                              Putnam Premier Income Trust
                              Number of shares 39,603
                              ----------------
                              Putnam Diversified Income Trust
                              Number of shares 148,779
                              ----------------
                              Putnam Master Intermediate Income Trust
                              Number of shares 10,704
                              ----------------

                              By:         /s/ Michael E. DeFao
                                          -------------------------------------
                              Name;       Michael E. DeFao
                              Title:      Vice President and Assistant Secretary

                                                                       EXHIBIT 2

                                IRREVOCABLE PROXY

      The undersigned hereby constitutes and appoints Avram Glazer in his capacity as President and Chief Executive Officer of Zapata Corporation, a Nevada corporation ("ZAPATA"), or any other designee of Zapata (each a "PROXY HOLDER"), each as its attorney-in-fact and grants to each of them an irrevocable proxy, pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote at any annual or special meeting of stockholders of Safety Components International Corporation, a Delaware corporation ("SAFETY COMPONENTS"), or any adjournment or postponement thereof, or to execute and deliver written consents or otherwise act in such manner as each such attorney-in-fact and proxy shall, in his sole and absolute discretion, deem proper with respect to the number of shares of capital stock of Safety Components listed below, and any and all other shares or securities of Safety Components issued or issuable with respect thereto as fully, to the same extent and with the same effect, as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation, and grants to each such Proxy Holder full power of substitution and resubstitution. This proxy is irrevocable (to the fullest extent permitted by law), coupled with an interest, and is granted in consideration of Zapata's purchase of the shares with respect to which this proxy is granted. All prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares or securities is hereby revoked and no subsequent powers of attorney, proxies, consents or revocations may be given at any time by the undersigned with respect thereto (and if given, will not be deemed effective).

      By accepting this Irrevocable Proxy, Zapata hereby agrees to indemnify, defend and hold harmless the undersigned from any and all claims, actions or damages or losses related to or arising out of Zapata's exercise of its rights under this Irrevocable Proxy.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the undersigned has executed this proxy or caused its duly authorized representative to execute this proxy as of the date written below.

Dated this 26th day of September 2003.

                               PUTNAM FIDUCIARY TRUST COMPANY

                               On Behalf of

                               Marsh & McLennan Companies, Inc.
                               US Retirement Plan - High Yield
                               Number of shares 9,687


                               By:      /s/Michael E. DeFao
                               Name:    Michael E. DeFao
                               Title:   Vice President and Assistant Secretary

                                                                       EXHIBIT 3

                                IRREVOCABLE PROXY

      The undersigned hereby constitutes and appoints Avram Glazer in his capacity as President and Chief Executive Officer of Zapata Corporation, a Nevada corporation ("ZAPATA"), or any other designee of Zapata (each a "PROXY HOLDER"), each as its attorney-in-fact and grants to each of them an irrevocable proxy, pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote at any annual or special meeting of stockholders of Safety Components International Corporation, a Delaware corporation ("SAFETY COMPONENTS"), or any adjournment or postponement thereof, or to execute and deliver written consents or otherwise act in such manner as each such attorney-in-fact and proxy shall, in his sole and absolute discretion, deem proper with respect to the number of shares of capital stock of Safety Components listed below, and any and all other shares or securities of Safety Components issued or issuable with respect thereto as fully, to the same extent and with the same effect, as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation, and grants to each such Proxy Holder full power of substitution and resubstitution. This proxy is irrevocable (to the fullest extent permitted by law), coupled with an interest, and is granted in consideration of Zapata's purchase of the shares with respect to which this proxy is granted. All prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares or securities is hereby revoked and no subsequent powers of attorney, proxies, consents or revocations may be given at any time by the undersigned with respect thereto (and if given, will not be deemed effective).

      By accepting this Irrevocable Proxy, Zapata hereby agrees to indemnify, defend and hold harmless the undersigned from any and all claims, actions or damages or losses related to or arising out of Zapata's exercise of its rights under this Irrevocable Proxy.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned has executed this proxy or caused its duly authorized representative to execute this proxy as of the date written below.

Dated this 26th day of September 2003.

                               WAYLAND INVESTMENTS FUND, LLC

                               By:    CFSC Wayland Advisors, Inc., its Manager
                               Number of shares 1,285,191

                               By:         /s/Patrick J. Halloran
                               Name:       Patrick J. Halloran
                               Title:      Vice President

                                                                       EXHIBIT 4

                                IRREVOCABLE PROXY

      The undersigned hereby constitutes and appoints Avram Glazer in his capacity as President and Chief Executive Officer of Zapata Corporation, a Nevada corporation ("ZAPATA"), or any other designee of Zapata (each a "PROXY HOLDER"), each as its attorney-in-fact and grants to each of them an irrevocable proxy, pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote at any annual or special meeting of stockholders of Safety Components International Corporation, a Delaware corporation ("SAFETY COMPONENTS"), or any adjournment or postponement thereof, or to execute and deliver written consents or otherwise act in such manner as each such attorney-in-fact and proxy shall, in his sole and absolute discretion, deem proper with respect to the number of shares of capital stock of Safety Components listed below, and any and all other shares or securities of Safety Components issued or issuable with respect thereto as fully, to the same extent and with the same effect, as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation, and grants to each such Proxy Holder full power of substitution and resubstitution. This proxy is irrevocable (to the fullest extent permitted by law), coupled with an interest, and is granted in consideration of Zapata's purchase of the shares with respect to which this proxy is granted. All prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares or securities is hereby revoked and no subsequent powers of attorney, proxies, consents or revocations may be given at any time by the undersigned with respect thereto (and if given, will not be deemed effective).

      By accepting this Irrevocable Proxy, Zapata hereby agrees to indemnify, defend and hold harmless the undersigned from any and all claims, actions or damages or losses related to or arising out of Zapata's exercise of its rights under this Irrevocable Proxy.

      The undersigned hereby represents and warrants that it has obtained an Irrevocable Proxy in substantially the same form as this Irrevocable Proxy from each of the persons or entities who were holders of record of the shares listed below on September 3, 2003.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned has executed this proxy or caused its duly authorized representative to execute this proxy as of the date written below.

Dated this 26th day of September 2003.

                               JEFFERIES & COMPANY, INC.
                               On behalf of each of its affiliates and funds under management

                               Number of shares 525,000


                               By:         /s/ Robert J. Welch
                               Name:       Robert J. Welch
                               Title:      Senior Vice President

              ZAPATA CORPORATION ACQUIRES MAJORITY STAKE IN SAFETY
                         COMPONENTS INTERNATIONAL, INC.

ROCHESTER, NEW YORK, September 29, 2003 -- Zapata Corporation (NYSE: "ZAP") announced today that it has purchased 2,663,905 shares of common stock in Safety Components International, Inc. (OTCBB:"SAFY") in privately negotiated transactions at a purchase price of $30.9 million or $11.59 per share. As a result of the purchases Zapata holds approximately 53.7% of Safety Components' outstanding shares.

Avram Glazer, President and Chief Executive Officer of Zapata, said, "We are pleased to become an important stockholder in Safety Components International. We believe that Safety Components presents an exciting opportunity for Zapata and its stockholders and are impressed with the company's management."

Safety Components International is an independent supplier of automotive airbag fabric and cushions and technical fabrics with operations in North America and Europe. Safety Components sells airbag fabric domestically and cushions worldwide to the major airbag module integrators that outsource such products. Safety Components is also a manufacturer of value-added technical fabrics used in a variety of niche industrial and commercial applications such as ballistics material for luggage, filtration, military tents and fire service apparel. For the year ended March 29, 2003, Safety Components reported sales of $244.3 million and income from continuing operations of $7.9 million. For the thirteen weeks ended June 28, 2003, Safety Components reported sales of $67.4 million and net income of $4.4 million.

ABOUT ZAPATA CORPORATION:

Zapata Corporation is a holding company which currently has one principal operating company, Omega Protein Corporation (NYSE: "OME"), in which it has a 60% ownership interest. Omega Protein is the nation's largest marine protein company. In addition, Zapata owns 98% of its subsidiary, Zap.Com Corporation (OTCBB: "ZPCM"), which is a public shell corporation.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: The statements contained in this press release which are not historical fact are forward-looking statements based upon management's current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by forward looking statements. Factors that could cause actual results, events and developments to differ include, without limitation, those factors listed under the caption "Significant Factors That Could Affect Future Performance And Forward Looking Statements" in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Consequently all forward looking statements made herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized.

Contact:
Zapata Corporation
Leonard DiSalvo
585 242-8703
www.zapatacorp.com